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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


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                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 6, 2000

                           SOLIGEN TECHNOLOGIES, INC.

             (exact name or registrant as specified in its charter)

         Wyoming                   1-12694                 95-4440838
(State or other jurisdiction   (Commission File        (I.R.S. Employer
incorporation or organization)     Number)             Identification No.)


              19408 Londelius Street, Northridge, California 91324
                    (Address of principal executive offices)

Registrant's telephone number, including area code:  818-718-1221

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                           SOLIGEN TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 5. OTHER EVENTS.

On March 3, 2000, Soligen Technologies, Inc's (the "Company") Board of Directors approved plans to delist the Company's shares from trading on the Canadian Venture Exchange (CDNX). The Company acted to delist its common stock because of very low volume trading in that market. The Company will continue to trade on the Over-the-Counter Bulletin Board market and the Company will continue its timely financial reporting and compliance with all SEC reporting requirements.


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 6, 2000                       SOLIGEN TECHNOLOGIES, INC.

                                    By: /s/ YEHORAM UZIEL
                                        -----------------------------------
                                        President, CEO and
                                        Chairman of the Board